                                 Exhibit 10.01



                              SETTLEMENT AGREEMENT
                              --------------------


         THIS SETTLEMENT AGREEMENT is entered into on February 8th, 1999, by MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (the "COMPANY"), CBH CAPITAL CORP., a Florida corporation, f/k/a Meritage Capital Corp. ("CBH CAPITAL"), and CHRISTOPHER B. HEWETT, individually ("HEWETT").

                                    RECITALS:

         A. Hewett owns all of the issued and outstanding shares of capital stock of CBH Capital. CBH Capital owns 1,392,858 shares of the Company's common stock ("CBH CAPITAL'S SHARES"). Pursuant to a First Amended and Restated Stock Pledge Agreement dated as of September 19, 1995 (the "FIRST AMENDED PLEDGE AGREEMENT"), CBH Capital's Shares have been pledged to the Company as security for payment of the indebtedness evidenced by the First Amended and Restated Secured Promissory Note dated as of September 19, 1995, issued by CBH Capital to the Company (the "FIRST AMENDED NOTE").

         B. At a Special Meeting of the Company's Board of Directors held on February 8th, 1999, the Board of Directors determined that it would be in the Company's best interests to exchange the First Amended Note for the Second Amended and Restated Secured Promissory Note in substantially the form of Exhibit A to this Agreement (the "SECOND AMENDED NOTE"), and to enter into the Second Amended and Restated Stock Pledge Agreement in substantially the form of Exhibit B to this Agreement (the "SECOND AMENDED PLEDGE AGREEMENT") in lieu of the First Amended Pledge Agreement, provided that CBH Capital enters into the Option Agreement in substantially the form of Exhibit C to this Agreement (the "OPTION AGREEMENT") and the Voting Agreement in substantially the form of Exhibit D to this Agreement (the "VOTING AGREEMENT"), and grants the Irrevocable Proxy in substantially the form of Exhibit E to this Agreement (the "IRREVOCABLE PROXY"), and CBH Capital has agreed to do so, on the terms and conditions set forth below.

         C. Hewett (directly or through his IRA) owns 245,811 shares of the Company's common stock. Hewett has informed the Company's Board of Directors that he wishes to sell all such stock and that, upon consummation of such sale, he intends to resign as a member of the Company's Board of Directors. Hewett and the Company wish to set forth certain agreements between them relating to such matters.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree that:

                                    SECTION 1
                         SALE OF HEWETT'S COMPANY STOCK

         1.1 OBLIGATIONS CONTINGENT UPON SALE. The respective rights and obligations of the parties to this Agreement under this Agreement and any of the documents to be executed and delivered pursuant to this Agreement (collectively the "RELATED AGREEMENTS") are contingent upon closing the sale of Hewett's Stock for $500,000.00 in cash. Notwithstanding anything to the contrary herein, if payment in full of such purchase price has not been tendered to Hewett within five Business Days (a "BUSINESS DAY" is any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which national banks in the City of Grand Rapids, Michigan are authorized or obligated, by law or executive order, to close) after the date of this Agreement, this Agreement and each and every one of the Related Agreements (and all of the terms herein and therein) automatically shall be null and void. Within five Business Days after written request by the Company, Hewett shall state in writing whether or not the contingency set forth in this Section 1.1 has been satisfied. All of the remaining provisions of this Agreement are subject to satisfaction of such contingency.


                                    SECTION 2
                    SECONDED AMENDED NOTE; VOTING AGREEMENT;
                    IRREVOCABLE PROXY; OPTION AGREEMENT; AND
                         SECOND AMENDED PLEDGE AGREEMENT

         2.1 SECOND AMENDED NOTE. Simultaneously with the execution and delivery of this Agreement, CBH Capital shall execute and deliver the Second Amended Note to the Company. Within five Business Days after the Company's receipt of the duly executed Second Amended Note, the Company shall return the First Amended Note to CBH Capital.

         2.2 VOTING AGREEMENT. Simultaneously with the execution and delivery of this Agreement, CBH Capital shall execute and deliver the Voting Agreement.

         2.3 IRREVOCABLE PROXY; POWER OF ATTORNEY.

                  (a) Simultaneously with the execution and delivery of this Agreement, CBH Capital shall execute and deliver the Irrevocable Proxy to the Company for delivery by the Company to the attorney-in-fact and proxy named therein.

                  (b) Within seven Business Days after written request by the Company, Hewett shall cause CBH Capital to execute and deliver to the Company such additional and supplemental forms of proxy as may be required in the reasonable opinion of legal counsel for the Company to ratify, confirm, extend or renew the Irrevocable Proxy referred to above so that it remains in full force and effect at all times until the expiration of the Option Period, as defined in the Option Agreement (the "EXPIRATION DATE"), and CBH Capital agrees to do so. Without in any way limiting the scope of Hewett's and CBH Capital's obligations under the preceding sentence, Hewett shall cause CBH Capital, and CBH Capital agrees, to execute and deliver to the Company, within seven Business Days after written request therefor, such additional forms of proxy as may be required, in the reasonable opinion of legal counsel for the Company, to continue or renew the Irrevocable Proxy after it otherwise may be deemed (in the absence of such continuation or renewal) to be terminated by operation of any federal or state securities law, rule or regulation.

                  (c) CBH Capital and Hewett irrevocably appoint James R. Saalfeld, with full power of substitution and resubstitution, as attorney-in-fact, in their name, place and stead, to execute and deliver to the Company any and all of the documents that CBH Capital or Hewett may be required to execute and deliver pursuant to paragraph 2.3(b) above; provided, however, that such attorney-in-fact shall have the power and authority to act under this paragraph 2.3(c) only if CBH Capital and/or Hewett have failed to observe and perform their respective obligations under paragraph 2.3(b) above within seven Business Days after having been requested in writing to do so. The exercise of any right or power granted pursuant to this paragraph 2.3(c) shall not be deemed to have cured or waived any breach by CBH Capital or Hewett of their respective obligations under paragraph 2.3(b) above.

         2.4 OPTION AGREEMENT. Simultaneously with the execution and delivery of the Second Amended Note, CBH Capital shall execute and deliver the Option Agreement to the Company.

         2.5 SECOND AMENDED PLEDGE AGREEMENT. Simultaneously with the execution and delivery of the Second Amended Note, CBH Capital and the Company shall execute and deliver the Second Amended Pledge Agreement. The Second Amended Pledge Agreement shall supersede the First Amended Pledge Agreement, which hereafter shall be null and void.


                                    SECTION 3
                           OTHER AGREEMENTS BY HEWETT

         3.1 CANCELLATION OF OPTIONS. Hewett holds 5,000 vested options under the 1996 Directors' Share Option Plan. The date of grant is October 7, 1998; the expiration date is October 7, 2008; and the option/exercise price is $1.33 per share. Hewett waives and relinquishes all right, title and interest in and to such options, and acknowledges that such options are being canceled by the Company and hereafter shall be null and void. Promptly upon satisfaction of the contingency set forth in ss. 1.1 above, Hewett shall return the October 7, 1998 option agreement to the Company.

         3.2 ACQUISITION OF COMPANY STOCK. During the period that begins on the date of this Agreement and that ends on the tenth anniversary of the date of this Agreement, neither Hewett nor CBH Capital shall, directly or indirectly, acquire any legal or beneficial interest in any of the Company's outstanding securities, whether now or hereafter issued and outstanding, or aid or abet any other person or entity in doing so. If Hewett or CBH Capital should acquire any legal or beneficial interest in any of the Company's outstanding securities, the Company shall, in addition to any other rights and remedies that may be available to the Company at law or in equity for breach of this paragraph 3.2 by Hewett or CBH Capital, have the option to acquire the securities so acquired by Hewett or CBH Capital, free and clear of all liens and encumbrances, for a price equal to the lesser of (a) 50% of the amount paid in cash by Hewett and CBH Capital for such securities or (b) 50% of the fair market value of such securities on the date upon which the Company acquires such securities from Hewett or CBH Capital, as applicable.

         3.3 RESIGNATION AS DIRECTOR. Upon satisfaction or waiver by Hewett of the contingency set forth in paragraph 1.1 above, Hewett shall be deemed to have tendered his resignation as a director of the Company, effective immediately, and the Company shall be deemed to have accepted such resignation. Hewett shall upon written request by the Company submit such letter as the Company may request to confirm Hewett's resignation as a director of the Company.

         3.4 AGREEMENT RE: CLAIMS. Unless required by law to do so, Hewett shall not, directly or indirectly, assist or otherwise participate with any other person or entity in asserting any claims that any such other person or entity now or hereafter may have against the Company or any of its officers, directors or employees.

         3.5 DELIVERY OF ADDITIONAL DOCUMENTS. Within three Business Days after written request by the Company, Hewett shall execute and deliver to the Company any documents that relate to any Company business with respect to which Hewett's signature as an officer, director or shareholder (or as a former officer, director or shareholder) is required, including but not limited to any documents reasonably requested by the Company (a) to satisfy any reporting obligation imposed upon Hewett as an officer, director or shareholder of the Company (or as a former officer, director or shareholder of the Company) under any federal or state securities law, rule or regulation, (b) to effectuate a settlement of the claim filed by the Company with its D & O insurance carrier in connection with the Wendy's of West Michigan Limited Partnership litigation (Kent County Circuit Court Case No. 97-05360-CB), and (c) to complete the stock sale referred to in
Section 1.1 above. Hewett likewise shall cause CBH Capital to execute and deliver to the Company, within three Business Days after written request by the Company, any documents of the type that Hewett individually would be required by the preceding sentence to execute and deliver to the Company. Neither Hewett nor CBH Capital shall be required to incur any out-of-pocket expense in discharging any of its obligations under this paragraph 3.5 unless the Company (i) agrees to reimburse Hewett and/or CBH Capital for such costs and (ii) agrees to defend and indemnify Hewett and CBH Capital from all cost and expense arising out of the execution and delivery of such documents, unless incurred as a result of errors in factual information furnished by or on behalf of Hewett or CBH Capital to the Company.

                                    SECTION 4
                              RELEASE AND INDEMNITY

         4.1 RELEASE BY THE COMPANY. The Company (for itself and each of its wholly-owned subsidiaries) releases and forever discharges Hewett, CBH Capital and MCC Food Service, Inc., a Michigan corporation ("MCCFS"), and the present and past shareholders, officers and directors of CBH Capital and MCCFS, of and from every claim that, as of the date of this Agreement, the Company or such subsidiaries have against Hewett, CBH Capital and/or MCCFS, including known and unknown claims arising under statute, by contract, in tort or otherwise; provided, however, that the foregoing release shall not constitute a release by the Company of any claims to enforce its rights under this Agreement or any of the Related Agreements.

         4.2 RELEASE BY HEWETT, CBH CAPITAL AND MCCFS. Hewett, CBH Capital and MCCFS release and forever discharge the Company and each of its wholly-owned subsidiaries (and their respective present and past shareholders, officers and directors) of and from every claim that, as of the date of this Agreement, Hewett, CBH Capital and/or MCCFS have against the Company or its wholly-owned subsidiaries, including known and unknown claims arising under statute, by contract, in tort or otherwise; provided, however, that the foregoing release shall not constitute a release by (a) Hewett or CBH Capital of any claims to enforce their respective rights under this Agreement or any of the Related Agreements or (b) CBH Capital to enforce its rights as a shareholder of the Company, other than CBH Capital's claims as of the date of this Agreement against the Company or its wholly-owned subsidiaries, all of which have been waived as provided above. Further, nothing in this Agreement shall nullify or otherwise affect any provision of the Release and Severance Agreement dated October 6, 1998 between Hewett and the Company.

         4.3 INDEMNITY BY THE COMPANY. From and after the date of this Agreement, the Company shall defend, indemnify and hold Hewett and CBH Capital, and its present officers, directors and shareholders, harmless from all claims or liability arising out of or related to the execution and delivery of this Agreement and the Related Agreements by Hewett and CBH Capital (and any actions taken hereunder or thereunder or pursuant hereto or thereto) and the observance and performance of their respective obligations under this Agreement and the Related Agreements, except as limited by federal and state securities laws, rules and regulations. This Section 4.3 does not apply to claims and liabilities arising out of or related to a breach by CBH Capital or Hewett of this Agreement or a Related Agreement.


                                    SECTION 5
                                  MISCELLANEOUS

         5.1 SURVIVAL. All covenants, agreements, representations and warranties made herein and in any document or certificate delivered herewith pursuant to or in connection with this Agreement shall survive the execution and delivery of the Related Agreements.

         5.2 EXHIBITS AND SCHEDULES. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         5.3 AMENDMENT. This Agreement, the Related Agreements, and the Exhibits hereto and thereto may not be amended except by an instrument in writing signed on behalf of the parties hereto.

         5.4 CHOICE OF LAW. This Agreement shall be governed by, construed and interpreted, and the rights of the parties determined, in accordance with the laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Michigan.

         5.5 NOTICES. All notices, demands or requests required or permitted to be given to a party hereto shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, with acknowledgment of receipt requested, or mailed by registered, overnight or certified mail, with full postage paid thereon, return receipt requested (such notice to be effective on the date such receipt is acknowledged), as follows:

             IF TO HEWETT OR CBH CAPITAL:
             ----------------------------

             CBH Capital Corp.
             17134 El Vuelo  [USE THIS AND NOT P. O. BOX FOR OVERNIGHT COURIER]
             P. O. Box 2577 [USE THIS AND NOT STREET ADDRESS FOR U. S. MAIL] Rancho Sante Fe, CA 92067
             Attention:  Christopher B. Hewett, President

             IF TO THE COMPANY:
             ------------------

             Meritage Hospitality Group Inc.
             40 Pearl Street, N.W., Suite 900
             Grand Rapids, MI 49503
             Attention:  Robert E. Schermer, Jr., President

or to such place and with such other copies as a party may designate for itself by written notice to the others.

         5.6 CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

         5.7 EXPENSES. Each party shall bear its own expenses incurred in connection with the negotiation of this Agreement and preparation for and consummation (or attempted consummation) of the transactions referred to in this Agreement.

         5.8 SUCCESSORS AND ASSIGNS. This Agreement, and all rights and powers granted hereby, will bind and inure to the benefit of all the parties hereto and the respective successors and assigns.

         5.9 INCORPORATION OF RECITALS. The Recitals set forth above form a part of and are incorporated into this Agreement as if fully set forth herein.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

             [SIGNATURE PAGE TO AGREEMENT DATED FEBRUARY 8th, 1999
            AMONG MERITAGE HOSPITALITY GROUP INC., CBH CAPITAL CORP.
                           AND CHRISTOPHER B. HEWETT]

         IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first above written.


                                              MERITAGE HOSPITALITY GROUP INC.


                                              By:  /s/ Robert E. Schermer, Jr.
                                                  ------------------------------
                                                    Robert E. Schermer, Jr.
                                                    President


                                              CBH CAPITAL CORP.


                                              By:   /s/ Christopher B. Hewett
                                                  ------------------------------
                                                    Christopher B. Hewett
                                                    President



                                              /s/ Christopher B. Hewett
                                              ----------------------------------
                                              Christopher B. Hewett
                                              Individually

STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF SAN DIEGO                 )


         The foregoing instrument was acknowledged before me on February 5th, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation and individually, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.



                                     /s/ Katrina M. Sanchiou
                                     ---------------------------------------

                                     Notary Public, San Diego County, California
                                     My Commission Expires:  3-5-2001

[Graphic]

                                   EXHIBIT A

               SECOND AMENDED AND RESTATED SECURED PROMISSORY NOTE
               ---------------------------------------------------


$9,750,000.00                                    Dated as of September 19, 1995


         For value received, CBH CAPITAL CORP., f/k/a Meritage Capital Corp., a Florida corporation (the "MAKER"), promises to pay to MERITAGE HOSPITALITY GROUP INC., a Michigan corporation ("MERITAGE" and, together with its successors and assigns, the "HOLDER"), or its assignee if the Maker has actual knowledge of such assignee, at the Holder's address at 40 Pearl Street, N.W., Suite 900, Grand Rapids, Michigan 49503, or a such other place as the Holder may from time to time specify by written notice to the Maker, the principal sum of NINE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($9,750,000.00).

                      I. PAYMENT SCHEDULE; DEFAULT INTEREST
                         ----------------------------------

         A. The entire principal balance of this Note shall be due on the date that is the earlier of: (a) September 19, 2000; or (b) the date upon which the Holder duly accelerates the due date of the indebtedness evidenced hereby. Prepayment shall be permitted, in whole or in part, at any time without penalty or premium.

         B. The outstanding principal balance under this Note shall not bear interest, other than Default Interest as set forth below. If an Event of Default has occurred (as provided in Section V), then during such time as the Event of Default is continuing, the outstanding principal balance under this Note shall bear interest at 3% per annum, payable upon demand and in any event upon payment in full of the principal balance of this Note. Interest accruing during the continuation of a Event of Default is referred to as "DEFAULT INTEREST".

          II. STOCK PURCHASE AGREEMENT; FIRST AMENDED AND RESTATED NOTE
              ---------------------------------------------------------

         This Note is the second amended and restated version of the Secured Promissory Note (the "ORIGINAL NOTE") made and delivered by the Maker in conjunction with, and as an integral part of, the transactions described in a certain Stock Purchase and Sale Agreement dated September 19, 1995, to which the Maker and Meritage are parties (the "STOCK PURCHASE AGREEMENT"), pursuant to which Meritage issued the Pledged Shares (as defined in the Second Amended and Restated Stock Pledge Agreement executed and delivered by the Maker to Meritage on February 8, 1999, effective as of September 19, 1995 (the "STOCK PLEDGE AGREEMENT")) to the Maker. Meritage, by resolution of its Board of Directors dated May 21, 1996, agreed to accept a First Amended and Restated Secured Promissory Note executed and delivered by the Maker to Meritage on June 7, 1996, effective as of September 19, 1995, in substitution for and in place of the Original Note (such replacement note is referred to as the "FIRST AMENDED AND RESTATED NOTE"). Meritage, by resolution of its Board of Directors dated February 8th, 1999, subsequently agreed to accept this

Second Amended and Restated Secured Promissory Note in substitution for and in place of the First Amended and Restated Note. The First Amended and Restated Note shall be marked "canceled" and returned by Meritage to the Maker promptly upon execution and delivery of this Note by the Maker to Meritage.

                            III. OPTIONAL PREPAYMENT
                                 -------------------

         The Maker may, at its option, prepay the indebtedness evidenced by this Note at any time, in whole or in part, without penalty or premium.

               IV. STOCK PLEDGE AGREEMENT; LIMITATION OF LIABILITY
                   -----------------------------------------------

         The Maker's liability under this Note shall be limited at all times to the Maker's interest in the COLLATERAL, as defined in the Stock Pledge Agreement. The Holder shall neither seek nor be entitled to a deficiency judgment or other money judgment under this Note.

                         V. EVENTS OF DEFAULT; REMEDIES
                            ---------------------------

         The failure by the Maker to duly and punctually observe or perform any material obligation of the Maker set forth in this Note, or the failure of the Maker or Christopher B. Hewett, individually ("HEWETT"), to duly and punctually observe or perform any of their respective obligations under any of the agreements identified below as a "RELATED AGREEMENT", shall constitute an "EVENT OF DEFAULT" under this Note. If an Event of Default has not been cured within ten (10) days after receipt by the Maker of written notice from the Holder of the existence of an Event of Default (such notice from the Holder to specify in reasonable detail the act or omission that has given rise to the Event of Default), the indebtedness evidenced by this Note shall be in default (the date upon which the indebtedness evidenced by this Note first is in default is referred to below as the "DEFAULT DATE") and the Holder thereafter shall have the right, at any time during the continuation of the Event of Default, to accelerate the indebtedness evidenced by this Note and to take such action as may be permitted at law or in equity (including but not limited to the remedies provided for in the Stock Pledge Agreement) to collect the indebtedness evidenced by this Note, subject in all events to the limitation on the Maker's liability under this Note set forth above. The Related Agreements are: (i) the Stock Pledge Agreement; (ii) the Voting Agreement dated February 8th, 1999, between the Company and James R. Saalfeld, or any new agreement entered into by the Maker pursuant to the Voting Agreement; (iii) the Settlement Agreement dated February 8th, 1999, among Meritage, the Maker and Hewett; (iv) the Option Agreement dated February 8th, 1999, between the Maker and Meritage; and (v) any amendment, restatement, replacement, or renewal of any of the agreement identified above.

                                   VI. NOTICES
                                       -------

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, acknowledgment of receipt requested, or mailed by registered, overnight or certified mail, postage prepaid, return receipt requested (such notice to be effective on the date such receipt is acknowledged) as follows:

              If to the Maker, addressed to:
              ------------------------------

              CBH Capital Corp.
              17134 El Vuelo  [USE THIS AND NOT P. O. BOX FOR OVERNIGHT COURIER]
              P. O. Box 2577 [USE THIS AND NOT STREET ADDRESS FOR U. S. MAIL] Rancho Sante Fe, CA 92067
              Attention:  Christopher B. Hewett, President

              If to the Holder, addressed to:
              -------------------------------

              Meritage Hospitality Group Inc.
              40 Pearl Street, N.W., Suite 900
              Grand Rapids, MI  49503
              Attention:  Robert E. Schermer, Jr., President

or to such place and with such other copies as the Maker or the Holder may designate for itself by written notice to the other.

                                  VII. GENERAL
                                       -------

         Neither the failure of the Holder promptly to notify the Maker of the existence of an Event of Default, nor its failure to exercise any right or remedy it may have upon the occurrence of an Event of Default, nor the failure of the Holder to demand strict performance of any obligations of the Maker under this Note, shall constitute a waiver of any such rights during the continuation of an Event of Default, nor shall any of the foregoing constitute a waiver of any such rights during the continuation of any future Event of Default. Further, acceptance by the Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall be deemed acceptance of payment on account and shall not constitute a waiver by the Holder of the Event of Default or a waiver of the acceleration of such indebtedness.

         The Maker waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note. The Holder may extend the time of payment or otherwise modify the terms of payment of the indebtedness evidenced by this Note, and such extension or modification shall not alter or diminish the Maker's liability under this Note.

                               VIII. GOVERNING LAW
                                     -------------

         This Note shall be governed by and construed in accordance with the laws of the State of Michigan.

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]
                      -------------------------------------

                       [SIGNATURE PAGE TO PROMISSORY NOTE]
                       -----------------------------------


         This Second Amended and Restated Secured Promissory Note is executed and delivered on February 5, 1999, but is to be effective as of September 19, 1995.


                                              CBH CAPITAL CORP.


                                              By: /s/ Christopher B. Hewett
                                                 -------------------------------
                                                 Christopher B. Hewett
                                                 President


STATE OF CALIFORNIA          )
                             ) ss:
COUNTY OF SAN DIEGO          )


         The foregoing instrument was acknowledged before me on February 5th, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.


                                    /s/ Katrina M. Sanchiou
                                    ---------------------------------------

                                    Notary Public, San Diego County, California
                                    My Commission Expires:   3-5-2001


[GRAPHIC]

                                   EXHIBIT B

               SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT
               --------------------------------------------------


         This Second Amended and Restated Stock Pledge Agreement is made as of September 19, 1995, by CBH CAPITAL CORP., f/k/a Meritage Capital Corp., a Florida corporation (the "DEBTOR"), and MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (the "CREDITOR").


                               STATEMENT OF FACTS
                               ------------------

         A. The Debtor and the Creditor are parties to a Stock Purchase and Sale Agreement dated September 19, 1995, pursuant to Section 1.2 of which the Debtor acquired 1,500,000 shares of common stock of the Creditor.

         B. As payment for the shares of common stock referred to in Recital A above, the Debtor executed and delivered to the Creditor the Debtor's Secured Promissory Note dated September 19, 1995, in the original principal amount of $10,500,000 (the "ORIGINAL NOTE").

         C. To secure the Original Note, the parties entered into a Stock Pledge Agreement dated September 19, 1995 (the "STOCK PLEDGE AGREEMENT"), and a First Amendment to Stock Pledge Agreement dated February 26, 1996 (the "FIRST AMENDMENT"). The Stock Pledge Agreement and the First Amendment thereafter were replaced by an Amended and Restated Stock Pledge Agreement executed and delivered by the Debtor to the Creditor on June 7, 1996, effective as of September 19, 1995 (the "FIRST AMENDED STOCK PLEDGE AGREEMENT").

         D. Simultaneously with the execution and delivery of the First Amended Stock Pledge Agreement, the Debtor executed and delivered to the Creditor the Debtor's First Amended and Restated Secured Promissory Note (the "FIRST AMENDED NOTE"). The First Amended Note was delivered to the Creditor in substitution for and in place of the Original Note, which was canceled and returned to the Debtor.

         E. Simultaneously with the execution and delivery of this Second Amended and Restated Stock Pledge Agreement, the Debtor has executed and delivered to the Creditor the Debtor's Second Amended and Restated Secured Promissory Note in the principal amount of $9,750,000 (the "SECOND AMENDED NOTE"). The Second Amended Note is delivered to the Creditor in substitution for and in place of the First Amended Note. The Debtor acknowledges receipt of the original First Amended Note, which has been canceled by the Creditor.

         F. The First Amended Stock Pledge Agreement is to be replaced in its entirety by this Second Amended and Restated Stock Pledge Agreement, which shall secure the indebtedness represented by the Second Amended Note. All references below to the "Note" shall be deemed references to the Second Amended Note.

         The parties agree that:

         1. INCORPORATION OF STATEMENT OF FACTS. The Statement of Facts set forth above is true and accurate and is incorporated into and forms a part of this Agreement.

         2. GRANT OF SECURITY INTEREST; RELEASED COLLATERAL.

         (a) The Debtor grants and conveys to the Creditor a security interest in (i) 1,392,858 shares of the common stock of the Creditor acquired by the Debtor pursuant to the Stock Purchase Agreement (such 1,392,858 shares of common stock are referred to below as the "PLEDGED SHARES");
         (ii) all dividends, distributions and other sums paid or payable to or for the benefit of the Debtor on account of or in respect of the Debtor's status as owner of the Pledged Stock, including without limitation, the Debtor's right to receive cash and noncash dividends and distributions from the Creditor in respect of the Pledged Stock and the Debtor's right, if any, to the redemption of the Pledged Stock by the Creditor; (iii) all new, substituted or additional shares of Pledged Stock or other securities of the Creditor at any time issued to or for the benefit of Debtor on account of or in respect of the Debtor's status as owner of the Pledged Stock, including without limitation, any such stock or securities issued by reason of or in connection with any dividend, reclassification, readjustment or other change with respect to the Pledged Stock made or declared in the capital structure of the Creditor, and any "rights" to acquire the Company's stock or securities acquired pursuant to a "rights offering" or otherwise; and (iv) all proceeds (whether cash or noncash) and products of each of the foregoing. The items of collateral described in clauses (i)-(iv) of this Paragraph are collectively referred to in this Agreement as the "COLLATERAL".

         (b) The Debtor shall use all cash dividends paid with respect to the Pledged Stock to reduce the principal balance of the Note, as and when any such cash dividends are paid, regardless of whether any payments are then due under the Note. The Creditor shall have the right and option to set-off any such cash dividends against the indebtedness represented by this Note.

         (c) The Debtor shall take such action as may be reasonably requested by the Creditor in writing to effectuate this Agreement and the transactions contemplated herein and to perfect the pledge of, and the Creditor's lien against, the Collateral. The Creditor acknowledges receipt of all certificates and other instruments and writings evidencing the shares of stock pledged pursuant to this Agreement, duly executed, endorsed and assigned in blank by the Debtor. The Debtor agrees, promptly upon written request by the Creditor, to execute and deliver such additional certificates and other instruments and writings evidencing any other Collateral, in the same manner and form as provided above for the Pledged Stock.

         3. SECURED OBLIGATIONS. The security interest described in Paragraph 2 of this Agreement is granted for the purpose of securing the prompt and full payment when due (and not merely the ultimate collectibility) of all principal, interest, and other sums payable by the Debtor to the Creditor pursuant to the Note (the "SECURED OBLIGATIONS").

         4. REPRESENTATIONS, WARRANTIES, ETC. The Debtor represents, warrants and covenants to the Creditor that:

         (a) The security interest granted hereby to the Creditor does now and shall at all times during the term of this Agreement continue to constitute a first and prior lien on the Collateral, subject only to such matters as may be specifically agreed to in writing by the Creditor.

         (b) The Debtor is the lawful and absolute owner of the Collateral, subject to no other lien, encumbrance, right, claim or interest of any kind or nature (other than such interests in favor of the Creditor). In addition, the Debtor has the full and unrestricted right to pledge, assign and create a security interest in the Collateral as described in and contemplated by this Agreement.

         (c) The Debtor has the legal capacity to enter into and perform all of its obligations and agreements under this Agreement.

         (d) No consent or approval for the entry into and performance by the Debtor of its obligations and agreements under this Agreement is necessary.

         (e) The certificates, instruments and other writings delivered by the Debtor to the Creditor pursuant to Paragraph 2(c) of this Agreement are all of the certificates, etc., representing the Pledged Stock and all rights and interests with respect thereto.

         (f) The execution, delivery and performance of this Agreement by the Debtor will not affect or in any way impair the Collateral or the Debtor's or the Creditor's rights or interests therein.

         5. AGREEMENTS. So long as this Agreement is in effect, the Debtor shall:

         (a) Maintain the Collateral free from all pledges, liens, encumbrances and security interests or other claims in favor of others, other than the security interest in favor of the Creditor, and the Debtor will defend the Collateral against all claims and demands of all persons.

         (b) Comply with the requirements of all applicable state, local and federal laws necessary to grant to the Creditor a valid lien upon, and a duly perfected security interest in, the Collateral in compliance with the requirements of this Agreement.

         (c) Pay all reasonable costs and expenses of whatever kind and nature that the Creditor may incur, including reasonable attorneys' fees, in protecting, maintaining, preserving, enforcing or foreclosing the Collateral or the security interest granted to the Creditor hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to any of the Secured Obligations.

         (d) Appear in and defend any action or proceeding arising out of or connected with this Agreement, and pay all reasonable costs and expenses of the Creditor (including, without limitation, reasonable attorneys' fees) in any such action or proceeding in which the Creditor appears or determines to become involved.

         (e) Not, without the prior written consent of the Creditor, sell, assign, encumber, pledge, hypothecate, transfer or otherwise dispose of the Collateral or any part thereof or any interest therein.

         (f) Not issue any additional capital stock to any person or entity, nor shall the Debtor agree to do so.

         (g) Provide the Creditor, and the Creditor's agents and attorneys, reasonable access to the books and records of the Debtor for inspection purposes and permit the Creditor and the Creditor's agents and attorneys to make copies hereof.

         6. PERFORMANCE BY THE CREDITOR. If the Debtor fails to duly and punctually perform, observe or comply with any condition, term or covenant contained in this Agreement, the Creditor, without notice to or demand upon the Debtor and without waiving or releasing any of the Secured Obligations, may at any time thereafter perform such condition, term or covenant for the account and at the expense of the Debtor. All sums paid or advanced in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection therewith shall be paid by the Debtor to the Creditor on demand, and shall constitute and become a part of the Secured Obligations.

         7. DEFAULT. The Debtor shall be in default under this Agreement only if an Event of Default (as defined in the Note) has not been cured within ten (10) days after receipt by the Debtor of written notice from the Creditor of the existence of an Event of Default (such notice from the Creditor to specify in reasonable detail the act or omission that has given rise to the Event of Default).

         8. REMEDIES. Upon and at any time after a default under this Agreement, the Creditor shall, at its option and without further notice to the Debtor (except for such further notices, if any, that may be required by law) be entitled to exercise any or all rights and remedies provided hereunder or by law, including without limitation the rights and remedies of a secured party under the Michigan Uniform Commercial Code. Any requirement under the Michigan Uniform Commercial Code or otherwise of reasonable notice shall be met if the Creditor sends the Debtor notice of sale and other notices required by law at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Any sale held pursuant to the exercise of the Creditor's rights hereunder may be public or private, and at such sale the Creditor shall have the right, at any time and from time to time, to the extent permitted by law, to sell, assign and deliver all or any part of the Collateral, at the Creditor's office or elsewhere, without demand of performance, advertisement of notice of intention to sell or of the time or place of sale or adjournment thereof or any other notice (all of which are hereby waived by the Debtor to the extent permitted by law), except such notice as is required by applicable law and cannot be waived, for cash, on credit or for other property, for immediate or future delivery, without any assumption or credit risk, and, provided that such is not in violation of applicable law, for such terms as the Creditor in its absolute and uncontrolled discretion may determine. In furtherance of the Creditor's rights hereunder, the Creditor shall have the right, for and in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral. All amounts collected by the Creditor as the result of any action taken pursuant to this Paragraph 8, and the liquidation value of any other property received as a result of such action, shall be applied by the Creditor as follows:

         (a) First, to the payment of all fees and costs including, without limitation, reasonable attorneys' fees, incurred in connection with the collection of the Secured Obligations or in connection with the exercise or enforcement of the Creditor's rights, powers or remedies under this Agreement.

         (b) Second, to the payment and satisfaction of all of the Secured Obligations.

         The remedies provided in this Agreement in favor of the Creditor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Creditor existing at law or in equity.

         9. VOTING RIGHTS. Unless and until title to the Pledge Stock is transferred pursuant to Paragraph 8 of this Agreement, notwithstanding any other provision of this Agreement to the contrary, the Debtor shall retain all voting and other rights associated with the Pledged Stock; subject, however, to any voting agreement to which the Debtor may be a party and any proxy(ies) delivered in connection with any such voting agreement.

         10. NOTICES. All notices, demands or requests required or permitted to be given to either party hereto shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, with acknowledgment of receipt requested, or mailed by registered, overnight or certified mail, with full postage paid thereon, return receipt requested (such notice to be effective on the date such receipt is acknowledged), as follows:

              THE DEBTOR:
              -----------

              CBH Capital Corp.
              17134 El Vuelo  [USE THIS AND NOT P. O. BOX FOR OVERNIGHT COURIER]
              P. O. Box 2577 [USE THIS AND NOT STREET ADDRESS FOR U. S. MAIL] Rancho Santa Fe, CA 92067
              Attention:  Christopher B. Hewett, President

              THE CREDITOR:
              -------------

              Meritage Hospitality Group Inc.
              40 Pearl Street, N.W., Suite 900
              Grand Rapids, MI 49503
              Attention:  Robert E. Schermer, Jr., President

or to such place and with such other copies as the Debtor or the Creditor may designate for itself by written notice to the other.

         11. LIMITATION ON LIABILITY. The Debtor's liability under the Note and under this Agreement shall be limited at all times to the Debtor's interest in the collateral that is encumbered, from time to time, by this Agreement. The Creditor shall neither seek nor be entitled to a deficiency judgment or other money judgment under the Note or this Agreement.

         12. CONTROLLING LAW; SEVERABILITY. This Agreement shall be construed in each and every respect in accordance with the laws of the State of Michigan. If any provision hereof is in conflict with any laws or is otherwise unenforceable for any reason whatever, such provision shall be deemed null and void to the extent of such conflict or unenforceability, and shall be severed from and shall not invalidate any other provision of this Agreement.

         13. OPTION AGREEMENT. The parties to this Agreement are also parties to an Option Agreement dated February 8th, 1999 (the "OPTION AGREEMENT"). The Creditor shall be entitled to retain in its possession all certificates, instruments and other writings representing the Pledged Stock and any other Collateral until the expiration of the Option Period, as defined in the Option Agreement, notwithstanding any provision to the contrary contained in any other agreement to which the Creditor and the Debtor are parties.

         14. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No failure or delay on the part of the

Creditor in exercising any power or right hereunder shall operate as a waiver thereof or as a waiver of any other term, provision or condition hereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. This Agreement may be amended only by an instrument in writing signed by the parties hereto. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof. Time shall be deemed to be of the essence in each and every respect hereunder. There are no third-party beneficiaries to this Agreement.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                      [SIGNATURE PAGE TO SECOND AMENDED AND
                      -------------------------------------
                        RESTATED STOCK PLEDGE AGREEMENT]
                        --------------------------------


         This Second Amended and Restated Stock Pledge Agreement is executed and delivered on February 5, 1999, but is to be effective as of September 19, 1995.


                                                CBH CAPITAL CORP.


                                                By: /s/ Christopher B. Hewett
                                                   -----------------------------
                                                   Christopher B. Hewett
                                                   President


                                                MERITAGE HOSPITALITY GROUP INC.


                                                By: /s/ Robert E. Schermer, Jr.
                                                   -----------------------------
                                                   Robert E. Schermer, Jr.
                                                   President


                             SECRETARY'S CERTIFICATE
                             -----------------------

         The undersigned, as Secretary of Meritage Hospitality Group Inc. (the "COMPANY"), certifies that the Second Amended and Restated Stock Pledge Agreement was executed by Robert E. Schermer, Jr. on behalf of the Company pursuant to a resolution adopted at a Special Meeting of the Company's Board of Directors on February 8th, 1999.




                                                 /s/ James R. Saalfeld
                                                 -------------------------------
                                                 James R. Saalfeld
                                                 Secretary

                                   EXHIBIT C

                                OPTION AGREEMENT
                                ----------------


         THIS OPTION AGREEMENT (this "AGREEMENT") is made on February 8, 1999 by CBH CAPITAL CORP., f/k/a Meritage Capital Corp., a Florida corporation ("CBH CAPITAL"), and MERITAGE HOSPITALITY GROUP INC., a Michigan corporation ("MERITAGE").

                               STATEMENT OF FACTS

         A. CBH Capital and Meritage are parties to a Stock Purchase and Sale Agreement dated September 19, 1995, pursuant to Section 1.2 of which CBH Capital acquired 1,500,000 shares of common stock of Meritage.

         B. As payment for the stock referred to in Recital A above, CBH Capital executed and delivered to Meritage CBH Capital's Secured Promissory Note dated September 19, 1995, in the original principal amount of $10,500,000 (the "ORIGINAL NOTE").

         C. Subsequently, CBH Capital executed and delivered to Meritage CBH Capital's First Amended and Restated Secured Promissory Note in the stated principal amount of $10,500,000 (the "FIRST AMENDED NOTE"). The First Amended Note was delivered to Meritage in substitution for and in place of the Original Note, which was canceled and returned to CBH Capital.

         D. Simultaneously with the execution and delivery of this Agreement, CBH Capital has executed and delivered to Meritage CBH Capital's Second Amended and Restated Secured Promissory Note in the principal amount of $9,750,000 (the "SECOND AMENDED NOTE"). The Second Amended Note is delivered to Meritage in substitution for and in place of the First Amended Note. All references below to the "NOTE" shall be deemed references to the Second Amended Note.

         E. CBH Capital and Meritage wish to enter into this Agreement to set forth the basis upon which Meritage shall have the right to require that CBH Capital sell to Meritage 1,392,858 shares of Meritage's common stock (the "STOCK"), free and clear of all liens and encumbrances. Pursuant to a Second Amended and Restated Stock Pledge Agreement between CBH Capital and Meritage (the "STOCK PLEDGE AGREEMENT"), CBH Capital has pledged the Stock to Meritage to secure CBH Capital's obligations to Meritage under the Note.

         The parties agree that:

         1. INCORPORATION OF STATEMENT OF FACTS. The Statement of Facts set forth above is true and accurate and is incorporated into and forms a part of this Agreement.

         2. GRANT OF OPTION; EXERCISE.

                  (a) On the terms and subject to the conditions of this Agreement, CBH Capital hereby grants to Meritage the irrevocable and exclusive option to require CBH Capital to sell the Stock to Meritage (the "OPTION"). Meritage may exercise the Option by sending written notice of its election to exercise the Option to Meritage at any time during the Option Period (as defined below). By delivering such notice to CBH Capital, Meritage shall be obligated to buy the Stock from CBH Capital on the terms and conditions set forth in this Agreement.

                  (b) As used in this Agreement, the "OPTION PERIOD" shall mean:
         (i) the period commencing on August 19, 2000 and ending on September 19, 2000; or (ii) the period commencing on the date the indebtedness evidenced by the Note is paid or declared to be due and ending on the date which is thirty (30) days thereafter.

         3. CLOSING OF TRANSACTION. The closing of the transaction contemplated by this Agreement (the "CLOSING") shall take place at 10:00 a.m. on the last day of the Option Period (the "CLOSING DATE", unless such Closing Date would fall on a Saturday, Sunday or legal holiday, in which case the Closing Date shall be the first day thereafter that is not a Saturday, Sunday or legal holiday), at the Grand Rapids, Michigan office of Dykema Gossett PLLC, legal counsel for Meritage.

         4. PURCHASE PRICE. The purchase price for the Stock shall be a sum equal to the amount outstanding under the Note on the Closing Date.

         5. DELIVERIES BY CBH CAPITAL AT THE CLOSING. At the Closing, CBH Capital shall deliver the certificate(s) representing the Stock to Meritage, duly endorsed for transfer or with duly executed stock powers, in either case free and clear of all liens, including, without limitation, tax liens, forfeitures, covenants, conditions, pledges, penalties, charges, encumbrances, buy-sell agreements, rights of first refusal, equities or claims or rights of others whatsoever.

         6. DELIVERIES BY MERITAGE AT THE CLOSING. At the Closing, Meritage shall deliver the Note to CBH Capital, in full payment of the Purchase Price.

         7. REPRESENTATIONS AND WARRANTIES OF CBH CAPITAL. CBH Capital represents, warrants and covenants to Meritage that as of the date of this
Agreement:

                  (a) CBH Capital is the lawful and absolute owner of the Stock, subject to no other lien, encumbrance, right, claim or interest of any kind or nature (other than such interests in favor of Meritage). In addition, CBH Capital has the full and unrestricted right to grant the Option with respect to the Stock as provided in this Agreement.

                  (b) CBH Capital has the legal capacity to enter into and perform all of its obligations and agreements under this Agreement.

                  (c) No consent or approval for the entry into and performance by CBH Capital of its obligations and agreements under this Agreement is necessary.

                  (d) The execution, delivery and performance of this Agreement by CBH Capital will not affect or in any way impair the Stock or CBH Capital's or Meritage's rights or interests therein.

         8. NOTICES. All notices and other communications hereunder shall be made in writing and shall be deemed given when given in accordance with the Stock Pledge Agreement.

         9. CHOICE OF LAW. This Agreement shall be governed by, construed and interpreted, and the rights of the parties determined, in accordance with the laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Michigan.

         10. AMENDMENT. This Agreement may be amended only by an instrument in writing signed on behalf of the parties hereto.

         11. SUCCESSORS AND ASSIGNS. This Agreement, and all the rights and powers granted hereby, will bind and inure to the benefit of all the parties hereto and their respective successors and assigns.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                      [SIGNATURE PAGE TO OPTION AGREEMENT]


      This Option Agreement is executed and delivered on February 5, 1999.


                                   CBH CAPITAL CORP.


                                   By:  /s/ Christopher B. Hewett
                                      ----------------------------------
                                        Christopher B. Hewett
                                        President


                                   MERITAGE HOSPITALITY GROUP INC.


                                   By:  /s/ Robert E. Schermer, Jr.
                                      ----------------------------------
                                        Robert E. Schermer, Jr.
                                        President


STATE OF CALIFORNIA                 )
                                    ) ss:
COUNTY OF SAN DIEGO                 )


         The foregoing instrument was acknowledged before me on February 5th, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.


                                 /s/ Katrina M. Sanchiou
                                ---------------------------------------

                                Notary Public, San Diego County, California
                                My Commission Expires:   3/5/2001
                                                       --------------

-----------------------------------
        KATRINA M. SANCHIOU
        Commission #1128462
     Notary Public - California
         San Diego County
    My Comm. Expires Mar 5, 2001
-----------------------------------

                                    EXHIBIT D

                                VOTING AGREEMENT
                                ----------------


         This Agreement is entered into on February 8th, 1999, by and between CBH CAPITAL CORP., a Florida corporation ("CBH CAPITAL"), CHRISTOPHER B. HEWETT, individually ("HEWETT"), and JAMES R. SAALFELD, individually ("SAALFELD").

                                    RECITALS:

         A. CBH Capital is the owner of 1,392,868 shares of common stock issued by MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (the "COMPANY"). The shares of the Company's common stock owned by CBH Capital are referred to in this Agreement as "CBH CAPITAL'S SHARES". Hewett owns all of the issued and outstanding voting securities issued by CBH Capital.

         B. Saalfeld is the owner of 7,877 shares of common stock issued by the Company. In this Agreement, the shares of the Company common stock owned by Saalfeld are referred to as "SAALFELD'S SHARES" and, together with CBH Capital's Shares, are referred to as the "SUBJECT SHARES".

         C. CBH Capital and Saalfeld wish to enter into this Agreement to set forth the basis upon which the Subject Shares shall be voted.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by the parties, the parties agree that:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated into and form a part of this Agreement. CBH Capital represents and warrants the accuracy of the first and third sentences of Recital A and Saalfeld represents and warrants the accuracy of the first sentence of Recital B.

         2. AGREEMENT AS TO VOTING. The Subject Shares shall be voted in accordance with the recommendation of the Company's Board of Directors on all matters submitted to a vote of the Company's shareholders. If the Company's Board of Directors fails for any reason to make a recommendation with respect to a matter that is submitted to a vote of the Company's shareholders, Saalfeld is authorized to vote the Subject Shares in such manner as he or his successor(s), in his or her sole discretion, deem proper.

         3. IRREVOCABLE PROXY; TERM.

                  (a) Simultaneously with the execution and delivery of this Agreement by CBH Capital, CBH Capital has executed and delivered an Irrevocable Proxy in substantially the form of Exhibit A to this Agreement (the "IRREVOCABLE PROXY"), pursuant to which Saalfeld has been designated as attorney and proxy to vote CBH Capital's Shares. This Agreement shall constitute a voting agreement within the meaning of Section 461 of the Michigan Business Corporation Act (the "ACT") and the Irrevocable Proxy therefore shall be irrevocable in accordance with Section 422 of the Act.

                  (b) CBH Capital and the Company are parties to an Option Agreement dated February 8th, 1999 (the "OPTION AGREEMENT"). This Agreement and the Irrevocable Proxy shall terminate only upon the expiration of the Option Period, as defined in the Option Agreement.

         4. AGREEMENT TO ENTER INTO NEW VOTING AGREEMENTS. The Irrevocable Proxy provides that should Saalfeld cease to be the Company's Secretary, he shall likewise thereupon cease to be CBH Capital's attorney-in-fact and proxy under the Irrevocable Proxy, and that Saalfeld's successor as the Company's Secretary automatically shall become CBH Capital's attorney-in-fact and proxy under the Irrevocable Proxy, with full authority to exercise all rights and powers and do all acts and things that Saalfeld is thereby authorized to do, and that the same provisions apply to any successor of Saalfeld and to any successor of any such successor. So long as the successor to Saalfeld or any of his successors is a shareholder of the Company, CBH Capital shall promptly upon written request enter into a new voting agreement, identical in all material respects to this Agreement (other than as required to reflect the identity of the successor and such successor's stock ownership in the Company). Hewett shall cause CBH Capital to promptly observe and perform its obligations under this paragraph.

         5. NOTICES. All notices and other communications hereunder shall be made in writing and shall be deemed given when given in accordance with the Settlement Agreement, as defined in the Irrevocable Proxy.

         6. CHOICE OF LAW. This Agreement shall be governed by, construed and interpreted, and the rights of the parties determined, in accordance with the laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Michigan.

         7. AMENDMENT. This Agreement may be amended only by an instrument in writing signed on behalf of the parties hereto.

         8. SUCCESSORS AND ASSIGNS. This Agreement, and all the rights and powers granted hereby, will bind and inure to the benefit of the parties hereto and their respective successors and assigns.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]
                      -------------------------------------

                      [SIGNATURE PAGE TO VOTING AGREEMENT]


         This Voting Agreement is executed and delivered on February 5, 1999.


                                          CBH CAPITAL CORP.


                                          By: /s/ Christopher B. Hewett
                                              ----------------------------------
                                                Christopher B. Hewett
                                                President


                                           /s/ Christopher B. Hewett
                                          --------------------------------------
                                          Christopher B. Hewett, Individually


                                          /s/ James R. Saalfeld
                                          --------------------------------------
                                          James R. Saalfeld, Individually


STATE OF CALIFORNIA     )
                        ) ss:
COUNTY OF SAN DIEGO     )


         The foregoing instrument was acknowledged before me on February 5th, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation and individually, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.


                                  /s/ Katrina M. Sanchiou
                                  ---------------------------------------
                                  Notary Public, San Diego County, California
                                  My Commission Expires: 3-5-2001
                                                         -------------


-------------------------------------------
              KATRINA M. SANCHIOU
              Commission #1128462
          Notary Public - California
              San Diego County
         My Comm. Expires Mar 5, 2001
-------------------------------------------

                                                                       EXHIBIT A


                               IRREVOCABLE PROXY


     Pursuant to a Settlement Agreement dated February __, 1999, among CBH CAPITAL CORP., a Florida corporation (the "SHAREHOLDER"), MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (the "COMPANY"), and CHRISTOPHER B. HEWETT, individually (the "SETTLEMENT AGREEMENT"), and a Voting Agreement dated February __, 1999, between the Shareholder and James R. Saalfeld ("SAALFELD"), the Shareholder irrevocably designates and appoints SAALFELD, with full power of substitution and re-substitution, as the true and lawful attorney-in-fact and proxy of the Shareholder with respect to the 1,392,858 shares of the Company's common stock and all of the other Collateral pledged by the Shareholder to the Company pursuant to the Second Amended and Restated Stock Pledge Agreement (the "STOCK PLEDGE AGREEMENT") dated February __, 1999, between the Shareholder and the Company (the "PLEDGED SHARES"), to vote the Pledged Shares in accordance with recommendation of the Company's Board of Directors on all matters submitted to a vote of the Company's shareholders. If the Company's Board of Directors fails for any reason to make a recommendation with respect to a matter that is submitted to a vote of the Company's shareholders, Saalfeld or his successor is authorized to vote the Pledged Shares in such manner as he or his successor(s), in his or her sole discretion, deem proper.

     Saalfeld and his or her successor(s) may exercise the authority hereby granted at any annual meeting or special meeting of the Company's shareholders, and in connection with any solicitation of written consents from the Company's shareholders, and under any other circumstance in which matters are submitted to a vote of the Company's shareholders.

     If Saalfeld should cease to be the Company's Secretary, he shall likewise thereupon cease to be the attorney-in-fact and proxy of the Shareholder hereunder, and his successor as the Company's Secretary automatically shall be the Shareholder's attorney-in-fact and proxy hereunder, with full authority to exercise all rights and powers and do all acts and things that Saalfeld is hereby authorized to do. This sentence shall apply as well to any successor of Saalfeld, and to any successor of any such successor.

     The Shareholder acknowledges that this Irrevocable Proxy is executed pursuant to a Voting Agreement dated February __, 1999, between the Shareholder and Saalfeld, and is therefore irrevocable in accordance with section 422 of the Michigan Business Corporation Act, as amended (Act No. 284 of the Public Acts of Michigan).

     Dated February __, 1999.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

                       [SIGNATURES TO IRREVOCABLE PROXY]


     This Irrevocable Proxy is executed and delivered on February __, 1999.



                                     CBH CAPITAL CORP.


                                     By:
                                        -------------------------------------
                                          Christopher B. Hewett
                                     Its: Sole Shareholder, Officer and Director

                                 CERTIFICATION

     Christopher B. Hewett certifies to the Company and the attorney and proxy designated above that he is the sole shareholder, officer and director of the Shareholder, and that this Irrevocable Proxy has been executed and delivered with the unanimous written consent of the shareholder, officers and directors of the Shareholder.

                                        ---------------------------------------
                                        Christopher B. Hewett, Individually


STATE OF CALIFORNIA )
                    )ss:
COUNTY OF SAN DIEGO )

     The foregoing instrument was acknowledged before me on February __, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation and individually, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.


                                     -------------------------------------------
                                     Notary Public, San Diego County, California
                                     My Commission Expires:
                                                           ---------------------

                                   EXHIBIT E

                               IRREVOCABLE PROXY


     Pursuant to a Settlement Agreement dated February 8th, 1999, among CBH CAPITAL CORP., a Florida corporation (the "SHAREHOLDER"), MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (the "COMPANY"), and CHRISTOPHER B. HEWETT, individually (the "SETTLEMENT AGREEMENT"), and a Voting Agreement dated February 8th, 1999, between the Shareholder and James R. Saalfeld ("SAALFELD"), the Shareholder irrevocably designates and appoints SAALFELD, with full power of substitution and re-substitution, as the true and lawful attorney-in-fact and proxy of the Shareholder with respect to the 1,392,858 shares of the Company's common stock and all of the other Collateral pledged by the Shareholder to the Company pursuant to the Second Amended and Restated Stock Pledge Agreement (the "STOCK PLEDGE AGREEMENT") dated February 8th, 1999, between the Shareholder and the Company (the "PLEDGED SHARES"), to vote the Pledged Shares in accordance with recommendation of the Company's Board of Directors on all matters submitted to a vote of the Company's shareholders. If the Company's Board of Directors fails for any reason to make a recommendation with respect to a matter that is submitted to a vote of the Company's shareholders, Saalfeld or his successor is authorized to vote the Pledged Shares in such manner as he or his successor(s), in his or her sole discretion, deem proper.

     Saalfeld and his or her successor(s) may exercise the authority hereby granted at any annual meeting or special meeting of the Company's shareholders, and in connection with any solicitation of written consents from the Company's shareholders, and under any other circumstance in which matters are submitted to a vote of the Company's shareholders.

     If Saalfeld should cease to be the Company's Secretary, he shall likewise thereupon cease to be the attorney-in-fact and proxy of the Shareholder hereunder, and his successor as the Company's Secretary automatically shall be the Shareholder's attorney-in-fact and proxy hereunder, with full authority to exercise all rights and powers and do all acts and things that Saalfeld is hereby authorized to do. This sentence shall apply as well to any successor of Saalfeld, and to any successor of any such successor.

     The Shareholder acknowledges that this Irrevocable Proxy is executed pursuant to a Voting Agreement dated February 8th, 1999, between the Shareholder and Saalfeld, and is therefore irrevocable in accordance with section 422 of the Michigan Business Corporation Act, as amended (Act No. 284 of the Public Acts of Michigan).

     Dated February 8th, 1999.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

                       [SIGNATURES TO IRREVOCABLE PROXY]


     This Irrevocable Proxy is executed and delivered on February 5, 1999.



                                     CBH CAPITAL CORP.


                                     By: /s/ Christopher B. Hewett
                                        -------------------------------------
                                          Christopher B. Hewett
                                     Its: Sole Shareholder, Officer and Director

                                 CERTIFICATION

     Christopher B. Hewett certifies to the Company and the attorney and proxy designated above that he is the sole shareholder, officer and director of the Shareholder, and that this Irrevocable Proxy has been executed and delivered with the unanimous written consent of the shareholder, officers and directors of the Shareholder.
                                        /s/ Christopher B. Hewett
                                        ---------------------------------------
                                        Christopher B. Hewett, Individually


STATE OF CALIFORNIA )
                    )ss:
COUNTY OF SAN DIEGO )

     The foregoing instrument was acknowledged before me on February 5th, 1999, by Christopher B. Hewett, who is the President of CBH Capital Corp., a Florida corporation, on behalf of such corporation and individually, and who acknowledged the same to be his free act and deed and the free act and deed of such corporation.

                                     /s/ Katrina M. Sancholi
                                     -------------------------------------------
                                     Notary Public, San Diego County, California
                                     My Commission Expires: 5 5 2001
                                                           ---------------------

KATRINA M. SANCHOLI
COMMISSION #1128462
NOTARY PUBLIC-CALIFORNIA
SAN DIEGO COUNTY
MY COMM. EXPIRES MAY 5, 2001





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